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                                                                    EXHIBIT 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT


        This Second Amendment to Credit Agreement (the "Amendment") is made on this 11 day of January, 1999 to be effective as of December 30, 1998 by and among Imagyn Medical Technologies California, Inc., Dacomed Corporation, Allstate Medical Products, Inc., Osbon Medical Systems, Ltd., Microsurge, Inc., Imagyn Medical, Inc. (collectively, the "Borrowers"), Imagyn Medical Technologies, Inc. (the "Guarantor"), BT Commercial Corporation, as Agent (in such capacity, the "Agent"), and BT Commercial Corporation (in its capacity as lender, "BTCC"), Kensington International Limited ("Kensington"), and Springfield Associates, L.L.C. ("Springfield") (BTCC, Kensington and Springfield are hereinafter referred to collectively as "Lenders").

                              W I T N E S S E T H:

        WHEREAS, the Agent, the Lenders, the Borrowers and the Guarantor are parties to that certain Amended and Restated Credit Agreement dated as of August 24, 1998, as amended from time to time (the "Credit Agreement); and

        WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

        SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

               2.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term "Expiration Date" in its entirety, and inserting the following in its stead:

               "EXPIRATION DATE means June 30, 1999."

               2.2 ARTICLE 2 of the Credit Agreement is hereby amended by the addition of the following new Section 2.1.1:

               "2.1.1 Additional Revolving Loans. In the sole discretion of the Revolving Lenders, Revolving Loans may be made available to the Borrowers in an aggregate amount not to exceed $2,000,000 in excess of the Revolving Line of Credit available hereunder from time to time (the "Additional Revolving Loans"). The Additional Revolving Loans shall in all respects be treated as Revolving Loans


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               hereunder and shall be subject to all of the terms and
               conditions with respect to the manner of borrowing and the payment of interest thereon. In determining any Revolving Lender's Revolving Commitment hereunder, the amount of any outstanding Additional Revolving Loans shall be included."

               2.3 Section 4.7(b) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in its stead:

               "(b) upon the occurrence of any Asset Disposition permitted pursuant to the terms of Section 8.8(iv), the net proceeds thereof shall be distributed to the Lenders in accordance with the terms of the Intercreditor Agreement, as amended from time to time. To the extent any of the Revolving Loans then outstanding constitute LIBOR Rate Loans, Borrowers shall pay to Agent an amount equal thereto, to be held in a cash collateral account for the benefit of the Revolving Lenders and under the sole control and dominion of Agent, and from which Agent shall apply such funds to the LIBOR Rate Loans at the end of the applicable Interest Period. Any such repayment under this subsection (b) shall constitute a permanent reduction or termination of the Revolving Line of Credit, but shall not constitute a permanent reduction or termination of the amount available as Additional Revolving Loans.

               2.4 Section 8.9 of the Credit Agreement is hereby amended by deleting subsection (iii) thereof in its entirety and inserting the following in its stead:

               "(iii) so long as no Default or Event of Default has occurred or is occasioned thereby, declare and pay dividends to the Guarantor in an amount necessary to allow the Guarantor to pay its federal, state and local taxes, and for funds necessary for general corporate overhead of the Guarantor."

               2.5 Section 11.11(c) of the Credit Agreement is hereby amended by deleting the word "or" at the end of subsection (i) thereof, deleting the word "and" at the end of subsection (ii) thereof, and inserting the word "or" in its stead, and inserting the following new subsection (iii):

               "(iii) amend or waive the provisions of Section 8.9 hereof; and"

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        SECTION 3.    ACCRUAL OF CERTAIN PAYMENTS.

               3.1 Notwithstanding the provisions of Section 4.1(A) of the Credit Agreement to the contrary, the Term Lenders agreed that the Term Loan shall continue to accrue interest at a rate of 15% per annum which shall be payable as provided in the Credit Agreement, and the additional interest which is required to be paid from and after the occurrence of a Registration Default shall accrue and be unpaid until the payment in full of the outstanding principal of the Term Loan.

               3.2 Notwithstanding the provisions of Section 4.5(B) of the Credit Agreement to the contrary, the Term Lenders agree that the Term Extension Payment shall be due and owing in full with the final payment of the principal of the Term Loan.

        SECTION 4. ASSET DISPOSITION PROCEEDS. The Borrowers agree to use their best efforts to effect Asset Dispositions from and after the date hereof to and including the Expiration Date which will generate net cash proceeds in an amount not less than $18,000,000, which cash proceeds shall be applied in accordance with the provisions of Section 4.7(b) of the Credit Agreement. To the extent such cash proceeds exceed $18,000,000, the Lenders hereby agree that the Borrowers shall be entitled to use such excess proceeds up to $1,000,000 in the aggregate for working capital purposes. Thereafter, any additional net proceeds of Asset Dispositions in excess of $19,000,000 shall continue to be applied in accordance with Section 4.7(b) of the Credit Agreement.

        SECTION 5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

               5.1 Agent shall have received copies of this Amendment duly executed by the Borrowers, the Guarantor, and the Lenders.

               5.2 Agent shall have received a duly executed counterpart of the First Amendment to Intercreditor Agreement in the form attached hereto as Exhibit A.

               5.3 Agent shall have received such other documents, certificates and assurances as it shall reasonably request.

        SECTION 6. REAFFIRMATION OF BORROWERS. The Borrowers hereby represent and warrant to Agent and Lenders that (i) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) the Borrowers are on the date hereof in compliance with all of the terms and provisions set forth in

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the Credit Agreement as hereby amended; and (iii) upon execution hereof no
Default or Even of Default has occurred and is continuing or has not previously been waived.

        SECTION 7. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Credit Documents shall remain in full force and effect.

        SECTION 8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                                  BORROWERS:

                                                  IMAGYN MEDICAL TECHNOLOGIES
                                                  CALIFORNIA, INC.

                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------

                                                  DACOMED CORPORATION

                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------


                                                  ALLSTATE MEDICAL PRODUCTS,
                                                  INC.

                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------


                                                  OSBON MEDICAL SYSTEMS, LTD.

                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------


                                                  MICROSURGE, INC.

                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------
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                                                  GUARANTOR:

                                                  By its signature hereon, the
                                                  undersigned also hereby
                                                  restates and reaffirms its
                                                  Guaranty dated as of December
                                                  30, 1997 made in favor of
                                                  Agent for the benefit of the
                                                  Lenders, which the
                                                  undersigned delivered in
                                                  connection with the Existing
                                                  Credit Agreement, agrees that
                                                  such Guaranty continues in
                                                  full force and effect as the
                                                  valid and binding obligation
                                                  of the undersigned with
                                                  respect to the Obligations of
                                                  the Borrowers under the
                                                  Amended and Restated Credit
                                                  Agreement, as amended hereby,
                                                  and further represents and
                                                  warrants that the undersigned
                                                  has no claims or defenses to
                                                  the enforcement of the rights
                                                  and remedies of the Agent and
                                                  Lenders thereunder.

                                                  IMAGYN MEDICAL TECHNOLOGIES,
                                                  INC.


                                                  By: /s/ M.A. Montevideo
                                                      --------------------------
                                                  Name: M.A. Montevideo
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                         -----------------------

                                                  AGENT:

                                                  BT COMMERCIAL CORPORATION, AS
                                                  AGENT

                                                  By: /s/ Wayne D. Hillock
                                                      --------------------------
                                                  Name: Wayne D. Hillock
                                                      --------------------------
                                                  Title: Senior Vice President
                                                      --------------------------


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                                          LENDERS:

                                          BT COMMERCIAL CORPORATION

                                          By: /s/ Wayne D. Hillock
                                              ------------------------------
                                            Name: Wayne D. Hillock
                                                  --------------------------
                                              Title: Senior Vice President
                                                     -----------------------


                                          KENSINGTON INTERNATIONAL
                                          LIMITED
                                          By: Marley International, Inc.
                                              Attorney-in-Fact

                                          By: /s/ Paul Singer
                                              ------------------------------
                                            Name: Paul Singer
                                                  --------------------------
                                              Title: President
                                                     -----------------------

                                          SPRINGFIELD ASSOCIATES, L.L.C.
                                          By:    Elliott Associates, L.P.
                                                 Managing Member

                                          By: /s/ Paul Singer
                                              ------------------------------
                                            Name: Paul Singer
                                                  --------------------------
                                              Title: General Partner
                                                     -----------------------

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

        The undersigned hereby ratifies and reaffirms that certain Continuing Limited Guaranty dated July 10, 1998 (the "Guaranty") made by the undersigned in favor of the Agent for the benefit of the Lenders and each of terms and provisions contained therein, and agrees that the Guaranty continues in full force and effect following the execution and delivery of the foregoing Amendment. The undersigned represents and warrants to Agent that the Guaranty was on the date of the execution and delivery thereof, and continues to be, the valid and binding obligation of the undersigned enforceable in accordance with its terms and that the undersigned has not claims or defenses to the enforcement of the rights and remedies of Agent under the Guaranty.


                                                         /s/ Charles Laverty
                                                   ----------------------------
                                                   Charles Laverty

                                                   Dated: January 13, 1999





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